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                                                     GUARANTEE

                  For value received and in consideration of any loan or other financial accommodation of any kind heretofore, now or hereafter made or given by Transamerica Commercial Finance Corporation ("TCFC") to BOAT TREE, INC. (the "Debtor") or to a customer of the Debtor, the undersigned (the "Guarantor") unconditionally guarantees the full and punctual payment and performance when due, whether upon demand, at maturity or earlier by reason of acceleration or otherwise, and at all times thereafter, of all of the indebtedness and obligations of every kind and nature of the Debtor to TCFC howsoever created, arising or evidenced, whether arising before or after a bankruptcy of the Debtor, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due (all such indebtedness and obligations being hereinafter referred to as the "Liabilities"). The Guarantor further agrees to pay on demand all costs and expenses incurred by TCFC in endeavoring to collect the Liabilities or in enforcing this Guarantee.

                  This is a guarantee of payment and not of collection. The Guarantor agrees that the obligations of the Guarantor under this Guarantee shall be unconditional, irrespective of (i) the invalidity or unenforceability of the Liabilities or any agreement or instrument relating to the Liabilities (sometimes hereinafter referred to, collectively, as the "Documents"), or any law affecting the Liabilities or any Document; (ii) the absence of any attempt to collect the Liabilities from the Debtor or from any other person primarily or secondarily liable with respect to the Liabilities or of any attempt to realize upon any collateral for the Liabilities, for the obligations of any such other person, or for this Guarantee; (iii) any failure by TCFC to acquire, perfect or maintain a security interest in or to protect any collateral for the Liabilities or for any such obligations; (iv) any defense arising by reason of any disability or other defense of the Debtor or any other person primarily or secondarily liable on the Liabilities; (v) the acceptance of additional parties primarily or secondarily liable on the Liabilities; (vi) the disallowance or avoidance of all or any portion of TCFC's claim(s) for repayment of the Liabilities or of any collateral for the Liabilities; or (vii) any other circumstance which might otherwise constitute a discharge or defense of a guarantor.

                  Upon a default under any Document, TCFC may proceed directly and at once against the Guarantor to collect the full amount of all or any portion of the liability of the Guarantor hereunder, without notice and without first proceeding against the Debtor or any other person primarily or secondarily liable on the Liabilities. TCFC shall have the exclusive right to determine the application of payments and credits, if any, from the Guarantor, the Debtor, or any other person primarily or secondarily liable on the Liabilities.

                  TCFC is hereby authorized, without notice (which is hereby waived by the Guarantor) and without affecting the liability of the Guarantor hereunder, from time to time to (i) renew, extend, accelerate or otherwise change the time, place or manner for payment of, or other terms relating to, the Liabilities, or otherwise modify, amend, change or waive compliance with the terms of the Liabilities or any of the Documents; (ii) accept partial payments on the Liabilities; (iii) take collateral for the Liabilities and the obligations of any other person primarily or secondarily liable on the Liabilities, and exchange, release, realize upon or institute any proceeding to realize upon, or liquidate any such collateral; (iv) apply such collateral and direct the order or manner of sale thereof as TCFC may determine in its discretion; (v) release or compromise, in any manner, or collect or


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initiate any proceeding to collect the Liabilities or any portion thereof;  (vi)
extend additional loans, credit and financial accommodations and otherwise create additional Liabilities; (vii) enforce or institute any proceeding to enforce any other guarantee of the Liabilities or release, or compromise in any manner the obligations of, any other person primarily or secondarily liable on the Liabilities.

                  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR HEREBY WAIVES ANY AND ALL CLAIMS AND OTHER RIGHTS IT MAY NOW HAVE OR HEREAFTER ACQUIRE (WHETHER ARISING DIRECTLY OR INDIRECTLY, BY OPERATION OF LAW OR CONTRACT OR EQUITY OR STATUTE OR OTHERWISE) AGAINST ANY OF THE DEBTOR OR ANY OTHER PERSON PRIMARILY OR SECONDARILY LIABLE ON THE LIABILITIES OR ARISING ON ACCOUNT OF THE PERFORMANCE OF THE GUARANTOR'S OBLIGATIONS UNDER THIS GUARANTEE, INCLUDING WITHOUT LIMITATION, ANY AND ALL RIGHTS OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, INDEMNIFICATION OR PARTICIPATION IN ANY CLAIM OR REMEDY OF TCFC AGAINST THE DEBTOR OR ANY COLLATERAL OR SECURITY THEREFOR.

                  If the Debtor or the Guarantor shall die or if the Debtor or the Guarantor should at any time dissolve or terminate its existence, or become insolvent or make a general assignment for the benefit of creditors, or if a bankruptcy, insolvency or reorganization proceeding shall be filed by or against or commenced in respect of the Debtor or the Guarantor, the Guarantor shall, at the option of TCFC, forthwith pay TCFC the full amount which would be payable hereunder by the Guarantor if all Liabilities were then due and payable.

                  The Guarantor waives all set-offs and counterclaims and all notices, presentments, protests and demands of any kind with respect to the Liabilities and this Guarantee (including without limitation demands for performance, notices of non-payment or non-performance, notices of protest, notices of dishonor and notices of acceptance of this Guarantee) and promptness and diligence with respect to the Liabilities.

                  The Guarantor hereby agrees that TCFC shall have no duty to advise the Guarantor of information now or hereafter known to TCFC regarding the financial or other condition of the Debtor or any other person primarily or secondarily liable on the Liabilities or regarding any circumstance bearing on the risk of non-payment of the Liabilities.

                  The Guarantor agrees to provide to TCFC, promptly after TCFC's request therefor, such financial statements and other financial records and information respecting the Guarantor as may be from time to time requested by TCFC. The Guarantor authorizes TCFC to investigate or make inquiries of former or current creditors or other persons and provide to any creditors or other persons any and all financial, credit or other information regarding or relating to the Guarantor, whether supplied by the Guarantor to TCFC or otherwise obtained by TCFC, with such authority to continue throughout the term of this Guarantee.

                  The Guarantor agrees that the sale of inventory by TCFC to a person who is liable to TCFC under a guarantee, endorsement, repurchase agreement or the like shall not be deemed to be a transfer subject to Section 9-504(5) of the of the Uniform Commercial Code as in effect in


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Illinois or any similar provision of any other applicable law, and the Guarantor waives any provision to the contrary of such laws. The Guarantor agrees that repurchase of inventory by a seller of goods pursuant to a repurchase agreement between TCFC and such seller shall be a commercially reasonable method of disposition. the Guarantor shall be liable to TCFC for any deficiency resulting from TCFC's disposition, including without limitation a repurchase by such a seller, regardless of the subsequent disposition of the inventory by the purchaser. The Guarantor is not a beneficiary of, and has no right to require TCFC to enforce, any repurchase agreement. Any notice of a disposition shall be deemed reasonably and properly given if given to the Guarantor at least 10 days before such disposition in accordance with the notice provision below.

                  This Guarantee shall be binding upon the Guarantor and upon the heirs, personal representatives, trustees, successors and assigns of the Guarantor, and shall inure to the benefit of TCFC's successors and assigns. References herein to TCFC shall be deemed to refer to TCFC and its successors and assigns.

                  Wherever possible each provision of this Guarantee shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guarantee shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guarantee.

                  This Guarantee may be terminated only upon written notice to TCFC effective no earlier than 30 days after the date such written notice is actually received by TCFC. Any such termination shall not affect the liability of the Guarantor under this Guarantee with respect to Liabilities created or incurred prior to the effective date of such termination. Without limiting the foregoing, any such termination shall not relate to any approval given by TCFC to or for the benefit of the Debtor prior to the effective date of such termination and upon any such termination, the Guarantor shall nevertheless remain liable with respect to all Liabilities, and the performance of all duties, created or arising theretofore or based on a commitment theretofore entered into or any approval theretofore given to or for the benefit of the Debtor to the full extent of the Guarantor's liability therefor as provided herein.

                  All notices and other communications hereunder to or upon the respective parties shall be in writing (and, in the case of a notice by the Guarantor, identify the name of the Debtor) and shall be delivered by hand to, or mailed by first class United States mail, postage prepaid, certified, return receipt request, addressed to, or by personal delivery to, or by a reputable overnight courier service addressed to, the addresses specified below.

                  No delay on the part of TCFC in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by TCFC of any right or remedy shall preclude any further exercise thereof. No modification, waiver or amendment of any of the provisions of this Guarantee shall be binding upon TCFC except as expressly set forth in a writing duly signed on TCFC's behalf by any authorized officer or agent of TCFC and delivered by TCFC to the Guarantor. TCFC's failure at any time to require strict performance by the Guarantor of any of the provisions contained in this Guarantee shall not waive, affect or diminish any right of TCFC at any time to demand strict performance therewith.


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                  This Guarantee  contains all of the  understandings,  promises and undertakings of the parties hereto concerning the subject matter. All prior undertakings and agreements, oral or written, concerning the subject matter are merged herein.

                  To the extent that the Guarantor or the Debtor makes a payment or payments to TCFC or TCFC enforces its security interests or exercises its rights of set off, and such payment or payments or the proceeds of such enforcement or set off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set off had not occurred.

                  The Guarantor hereby consents to the jurisdiction of any local, state or federal court located within the State of Illinois and waives any objection which the Guarantor may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it in the same manner as provided for notices to the Guarantor in this Guarantee and that service so made shall be deemed to be completed upon the earlier of actual receipt or 3 days after the same shall have been posted to the Guarantor or the Guarantor's agent as set forth below. The Guarantor hereby irrevocably appoints CT Corporation System as the Guarantor's agent for the purpose of accepting the service of any process within the State of Illinois. The Guarantor waives, to the extent permitted by law, any bond or surety or security upon such bond which might, but for this waiver, be required of TCFC. Nothing contained in this section shall affect the right of TCFC to serve legal process in any other manner permitted by law or affect the right of TCFC to bring any action or proceeding against the Guarantor or its property in the courts of any other jurisdiction.

                  TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH WAIVE ANY RIGHT TO A TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR COUNTERCLAIM ARISING UNDER OR IN ANY WAY RELATED TO THIS GUARANTEE, AND UNDER ANY THEORY OF LAW OR EQUITY, WHETHER NOW EXISTING OR HEREAFTER ARISING.

                  THIS GUARANTEE SHALL BE EFFECTIVE WHEN ACCEPTED BY TCFC, HAS BEEN DELIVERED AND ACCEPTED AND SHALL BE DEEMED TO BE MADE IN ILLINOIS, AND SHALL BE INTERPRETED AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT OR TORT OR OTHERWISE, SHALL BE DETERMINED IN
ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, ACCEPTANCE MAY BE BY FACSIMILE SIGNATURE.


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                  If more than one person or entity has signed  this  Guarantee, then the term "Guarantor" herein shall refer to each of the undersigned (other than TCFC) and obligations of each of the undersigned shall be joint and several. The use of any gender shall include all other genders.

                  IN WITNESS WHEREOF, this Guarantee has been duly executed by the Guarantor this 1st day of July, 1992.

Witness (or Attest of Guarantor is a corporation)

/s/ William Fulton

Title (if Attest):

Print Name:     William Fulton
(Seal if Attest)

Witness' Home Address:

910 N. Phelps Avenue

Winter Park, Florida 32789


           JOSEPH G. POZO, JR.
(Print Name of Guarantor)


/s/ Joseph G. Pozo, Jr.
(Signature of Individual)

Address for Notices to such Guarantor:

114 W. Grant Street

Orlando, Florida  32806


Accepted in Illinois:

Transamerica Commercial Financial Corporation

By:       /s/ Richard Strickler

Title:  Vice President

Print Name:      Richard Strickler


Address for Notices to TCFC:

Transamerica Commercial Finance Corporation
225 North Michigan Avenue
Suite 2200
Chicago, Illinois  60601
Attention:  Credit Department